UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22369

Western Asset Mortgage Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

WESTERN ASSET

MORTGAGE DEFINED OPPORTUNITY FUND INC. (DMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Mortgage Defined Opportunity Fund Inc. for the twelve-month reporting period ended December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

January 30, 2015

II	Western Asset Mortgage Defined Opportunity Fund Inc.

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further

Western Asset Mortgage Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

$10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient…to maintain the 0 to  1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President

and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Mortgage Defined Opportunity Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”).

The Fund also may invest, to a lesser degree, in other permitted investments, including cash and cash equivalents; Treasury securities; non-mortgage related asset-backed securities (“ABS”) backed by various asset classes including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans; and investment grade and below investment grade fixed income securities including bonds, debentures, notes, commercial paper and other similar types of debt instruments including hybrid securities. The Fund also may invest in any newly developed mortgage related derivatives that may hereafter become available for mortgage investing.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes with certain limitations. Notwithstanding the foregoing, the Fund may invest without limitation in Treasury futures, Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof.

The Fund is not limited in its ability to invest in below investment grade or illiquid securities. Below investment grade securities are securities rated below the Baa or BBB categories at the time of purchase by one or more nationally recognized statistical rating organizations or unrated securities that we determine to be of comparable quality.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Greg E. Handler and Anup Agarwal.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. spread sectors (non-Treasuries) generated positive results and largely outperformed equal-durationi Treasuries over the twelve months ended December 31, 2014. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)ii, and numerous geopolitical issues. However, these factors

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	1

Fund overview (cont’d)

were largely overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended December 31, 2014. Two-year Treasury yields rose from 0.38% at the beginning of the period to 0.67% at the end of the period. Their peak of 0.73% occurred on December 23, December 24 and December 26, 2014, and they were as low as 0.30% in early February 2014. Ten-year Treasury yields were at a peak of 3.04% when the reporting period began and reached a low of 2.07% on December 16, 2014. They ended the reporting period at 2.17%. All told, the Barclays U.S. Aggregate Indexiii returned 5.97% for the twelve months ended December 31, 2014.

As was the case for the overall fixed-income market, agency MBS generated solid results during the reporting period. Agency MBS were supported by declining interest rates and generally solid demand. During the twelve months ended December 31, 2014, the overall agency MBS market, as measured by the Barclays U.S. Mortgage Backed Securities Indexiv, returned 6.08%. Elsewhere, RMBS, as measured by the BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Indexv, returned 3.33%. While CMBS also produced positive results during the twelve months ended December 31, 2014, they underperformed the overall fixed-income market, as the Barclays CMBS Indexvi gained 4.21%.

Q. How did we respond to these changing market conditions?

A. We made several adjustments to the Fund’s portfolio during the reporting period. We reduced our exposure to option adjustable-rate mortgage (“ARM”) agency MBS and modestly pared our allocation to investment grade corporate bonds. In contrast, we increased our exposures to Alt-A non-agency MBS, government sponsored enterprise (“GSE”) risk-transfer securities and CMBS.

During the reporting period, Treasury futures were used to manage duration and yield curvevii exposure. Credit default swaps on CMBS indices were used to hedge downside market risk. Elsewhere, we used foreign exchange forwards to hedge our currency exposure to euro-denominated CMBS. Overall, these derivatives did not meaningfully impact performance.

Finally, we actively utilized leverage in the Fund. When the reporting period began, the Fund’s leverage as a percentage of gross assets was roughly 34%. At the end of the period, approximately 33% of the Fund’s gross assets were levered. The use of leverage was beneficial for the Fund’s absolute performance during the period.

Performance review

For the twelve months ended December 31, 2014, Western Asset Mortgage Defined Opportunity Fund Inc. returned 17.55% based on its net asset value (“NAV”)viii and 16.76% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index, returned 3.33% for the same period. The Lipper U.S. Mortgage Closed-End Funds

2	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Category Averageix returned 7.80% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $3.09 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2014
Price Per Share	12-Month Total Return**
$24.75 (NAV)	17.55	%†
$23.84 (Market Price)	16.76	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. On an absolute basis, the leading contributor to the Fund’s performance during the reporting period was its allocation to non-agency MBS. Non-agency MBS were supported by generally strong investor demand, attractive yields, continued principal paydowns and limited new supply. The Fund’s allocations to ABS and CMBS were also additive to performance. Elsewhere, the Fund’s investment-grade and high-yield corporate bonds were beneficial for performance.

In terms of the Fund’s investment-grade bond holdings, Noble Group and United Airlines were among the best performers. Standout high-yield corporate bond holdings included Cemex, William Lyon Homes and Vedanta Resources PLC.

Q. What were the leading detractors from performance?

A. Select structured securities and GSE risk-transfer securities detracted from absolute performance during the reporting period.

Looking for additional information?

The Fund is traded under the symbol “DMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XDMOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

*	For the tax character of distributions paid during the fiscal year ended December 31, 2014, please refer to page 42 of this report.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	3

Fund overview (cont’d)

Thank you for your investment in Western Asset Mortgage Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2015

RISKS: The Fund’s investments are subject to liquidity risk, credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in securities backed by subprime or distressed mortgages which involve a higher degree of risk and chance of loss. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not guaranteed by the U.S. government, the U.S. Treasury or any government agency.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

[v]

The BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index tracks the performance of U.S. dollar-denominated investment grade floating-rate asset-backed securities collateralized by home equity loans publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining to final stated maturity, a floating-rate coupon, and an original deal size for the collateral group of at least $250 million.

vi	The Barclays CMBS Index measures the performance of the commercial mortgage-backed securities market.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2014 and December 31, 2013. This bar graph does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Spread duration (unaudited)

Economic exposure —December 31, 2014

Total Spread Duration
DMO	— 4.30 years
Benchmark	— 3.82 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset-Backed Securities Index
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — December 31, 2014

Total Effective Duration
DMO	— 4.24 years
Benchmark	— 0.05 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset-Backed Securities Index
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

8	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Schedule of investments

December 31, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — 115.3%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,275,658	$1,029,602
Accredited Mortgage Loan Trust, 2003-3 A1	5.210%	1/25/34	1,256,386	1,226,994
AFC Home Equity Loan Trust, 2003-3 1A	0.920%	10/25/30	2,109,051	1,876,275	(a)(b)
American Home Mortgage Assets, 2005-2 2A1A	2.951%	1/25/36	1,762,686	1,231,248	(a)(c)
American Home Mortgage Assets, 2006-4 1A12	0.380%	10/25/46	2,833,656	1,925,183	(a)(c)
American Home Mortgage Investment Trust, 2005-1 6A	2.327%	6/25/45	122,267	119,656	(a)(c)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.620%	9/25/35	362,233	279,522	(a)(b)(c)
American Home Mortgage Investment Trust, 2007-2 11A1	0.400%	3/25/47	1,350,923	844,905	(a)(c)
American Home Mortgage Investment Trust, 2007-2 2A	0.970%	3/25/47	13,293,270	1,806,655	(a)
American Home Mortgage Investment Trust, 2007-A 4A	1.055%	7/25/46	2,668,731	1,012,031	(a)(b)(c)
Ameriquest Mortgage Securities Inc., 2002-4 M3	5.420%	2/25/33	2,034,344	1,730,895	(a)
Ameriquest Mortgage Securities Inc., 2002-D M1	3.905%	2/25/33	2,220,000	1,690,621	(a)
Argent Securities Inc., 2005-W5 A2D	0.490%	1/25/36	4,524,176	3,545,185	(a)
Argent Securities Inc., 2006-M2 A2B	0.280%	9/25/36	3,777,362	1,481,893	(a)
Argent Securities Inc., 2006-M2 A2C	0.320%	9/25/36	2,607,015	1,027,632	(a)
Argent Securities Inc., 2006-M2 A2D	0.410%	9/25/36	688,069	273,999	(a)
Argent Securities Inc., 2006-M3 A2C	0.330%	10/25/36	4,240,749	1,886,090	(a)
ARM Trust, 2005-05 1A1	2.576%	9/25/35	342,073	272,332	(a)(c)
ARM Trust, 2005-07 2A21	2.575%	10/25/35	1,040,000	948,773	(a)(c)
ARM Trust, 2005-10 1A21	2.627%	1/25/36	433,780	378,194	(a)(c)
ARM Trust, 2005-12 5A1	0.420%	3/25/36	429,963	277,154	(a)(c)
Asset-Backed Funding Certificates, 2005-HE1 M2	0.830%	3/25/35	2,730,567	2,170,369	(a)
Banc of America Alternative Loan Trust, 2005-9 1CB5, IO	4.931%	10/25/35	6,991,566	1,016,032	(a)
Banc of America Funding Corp., 2004-B 6A1	3.728%	12/20/34	612,677	444,383	(a)(c)
Banc of America Funding Corp., 2004-C 3A1	2.872%	12/20/34	899,531	803,098	(a)(c)
Banc of America Funding Corp., 2006-D 2A1	2.820%	5/20/36	150,525	110,503	(a)(c)
Banc of America Funding Corp., 2006-D 6A1	4.828%	5/20/36	1,633,444	1,346,879	(a)(c)
Banc of America Funding Corp., 2006-F 1A1	2.606%	7/20/36	799,284	785,772	(a)(c)
Banc of America Funding Corp., 2006-H 3A1	2.782%	9/20/46	194,503	158,205	(a)(c)
Banc of America Funding Corp., 2014-R5 1A2	1.827%	9/26/45	3,750,000	2,007,750	(a)(b)(c)(d)
Bayview Financial Acquisition Trust, 2007-A 2A	0.520%	5/28/37	1,764,551	1,330,074	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M1	0.970%	3/25/37	4,333,270	3,750,445	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M2	1.070%	3/25/37	5,275,584	4,431,491	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M3	1.320%	3/25/37	2,390,177	1,816,534	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M4	1.670%	3/25/37	515,866	361,106	(a)(b)
BCAP LLC Trust, 2009-RR4 8A2	2.779%	9/26/35	2,445,453	1,906,060	(a)(b)(c)
BCAP LLC Trust, 2010-RR06 4A13	2.779%	9/26/35	2,004,314	1,544,007	(a)(b)(c)
BCAP LLC Trust, 2010-RR10 2A7	2.817%	12/27/34	5,054,762	4,445,704	(a)(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	9

Schedule of investments (cont’d)

December 31, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Bear Stearns Alt-A Trust, 2005-2 2A4	2.646%	4/25/35	202,587	$195,782	(a)(c)
Bear Stearns Alt-A Trust, 2005-3 4A3	2.454%	4/25/35	411,009	398,095	(a)(c)
Bear Stearns Alt-A Trust, 2005-9 25A1	2.473%	11/25/35	523,317	420,080	(a)(c)
Bear Stearns Alt-A Trust, 2006-2 23A1	2.655%	3/25/36	1,901,627	1,402,996	(a)(c)
Bear Stearns Asset Backed Securities I Trust, 2004-BO1 M9B	4.170%	10/25/34	407,120	380,517	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-SD2 1A	3.586%	6/25/43	82,752	82,760	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1	0.623%	9/25/34	147,242	139,419	(a)
Bear Stearns Mortgage Funding Trust, 2007-AR5 2A1	0.350%	6/25/37	2,289,585	1,955,960	(a)(c)
Centex Home Equity Loan Trust, 2004-D MV1	0.790%	9/25/34	1,421,962	1,276,465	(a)
Chase Mortgage Finance Corp., 2006-S3 2A1	5.500%	11/25/21	313,585	268,500	(c)
Chaseflex Trust, 2005-2 3A3, IO	5.331%	6/25/35	15,269,465	2,378,929	(a)
Chevy Chase Mortgage Funding Corp., 2006-2A A1	0.300%	4/25/47	268,526	214,008	(a)(b)(c)
Citicorp Mortgage Securities Inc., 2007-8 B1	5.947%	9/25/37	4,787,395	2,575,097	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2003-HE4 A	0.580%	12/25/33	32,034	32,080	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2004-HYB3 1A	2.577%	9/25/34	190,028	191,247	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2004-UST1 A2	1.994%	8/25/34	132,066	129,569	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2005-05	1.776%	8/25/35	294,393	236,007	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	0.548%	12/25/35	364,806	321,335	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR5 2A1A	2.630%	7/25/36	552,678	360,490	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2007-06 1A1A	2.176%	3/25/37	508,530	378,587	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	2.585%	8/25/47	550,950	448,756	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2014-6 3A3	3.479%	11/25/35	3,940,331	2,447,339	(a)(b)(c)
Connecticut Avenue Securities, 2013-C01 M2	5.420%	10/25/23	1,260,000	1,365,827	(a)(c)
Connecticut Avenue Securities, 2014-C03 1M2	3.170%	7/25/24	3,750,000	3,392,158	(a)(c)
Countrywide Alternative Loan Trust, 2003-10CB M	5.736%	5/25/33	2,906,920	2,259,639	(a)(c)
Countrywide Alternative Loan Trust, 2005-03CB 1A6, IO	6.981%	3/25/35	816,423	137,653	(a)
Countrywide Alternative Loan Trust, 2005-07CB 1A3, IO	6.431%	4/25/35	1,965,119	204,311	(a)
Countrywide Alternative Loan Trust, 2005-11CB 3A3, IO	4.831%	6/25/35	4,325,672	540,752	(a)
Countrywide Alternative Loan Trust, 2005-14 3A1	2.244%	5/25/35	448,572	320,551	(a)(c)
Countrywide Alternative Loan Trust, 2005-27 2A1	1.463%	8/25/35	3,343,026	2,719,218	(a)(c)
Countrywide Alternative Loan Trust, 2005-27 2A3	1.673%	8/25/35	2,687,467	2,392,939	(a)(c)
Countrywide Alternative Loan Trust, 2005-36 4A1	2.365%	8/25/35	1,114,442	983,700	(a)(c)
Countrywide Alternative Loan Trust, 2005-50CB 1A1	5.500%	11/25/35	599,405	571,715	(c)
Countrywide Alternative Loan Trust, 2005-J10 1A1	0.670%	10/25/35	258,328	205,187	(a)(c)
Countrywide Alternative Loan Trust, 2006-39CB 1A7, IO	5.231%	1/25/37	21,730,631	3,653,202	(a)
Countrywide Alternative Loan Trust, 2006-HY10 1A1	2.035%	5/25/36	786,397	622,939	(a)(c)
Countrywide Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	171,740	136,761	(c)
Countrywide Alternative Loan Trust, 2007-23CB A4, IO	6.331%	9/25/37	12,009,073	2,847,027	(a)

See Notes to Financial Statements.

10	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Countrywide Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	699,106	$678,465	(c)
Countrywide Asset-Backed Certificates, 2005-13 3AV4	0.495%	4/25/36	814,320	748,850	(a)
Countrywide Asset-Backed Certificates, 2006-S3 A2	6.085%	6/25/21	119,388	119,194	(c)
Countrywide Asset-Backed Certificates, 2006-S7 A3	5.712%	11/25/35	597,012	583,630	(a)(c)
Countrywide Asset-Backed Certificates, 2006-S9 A3	5.728%	8/25/36	228,814	226,029	(a)(c)
Countrywide Asset-Backed Certificates, 2006-SD2 1A1	0.520%	5/25/46	232,159	222,697	(a)(b)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.500%	7/25/36	1,840,988	1,498,859	(a)(b)
Countrywide Asset-Backed Certificates, 2007-8 M1	0.440%	11/25/37	6,992,663	1,344,790	(a)
Countrywide Asset-Backed Certificates, 2007-SE1 1A1	0.720%	5/25/47	1,156,973	672,459	(a)(b)
Countrywide Home Equity Loan Trust, 2004-B 1A	0.381%	2/15/29	887,288	791,193	(a)(c)
Countrywide Home Equity Loan Trust, 2004-E 2A	0.421%	6/15/29	8,287	8,019	(a)
Countrywide Home Equity Loan Trust, 2004-L 2A	0.441%	2/15/34	124,926	106,222	(a)(c)
Countrywide Home Equity Loan Trust, 2005-E 2A	0.381%	11/15/35	205,635	178,394	(a)(c)
Countrywide Home Loans, 2004-16 1A3A	0.930%	9/25/34	1,439,553	1,316,651	(a)(c)
Countrywide Home Loans, 2005-11 3A3	2.435%	4/25/35	896,298	681,574	(a)(c)
Countrywide Home Loans, 2005-11 6A1	0.770%	3/25/35	79,498	71,855	(a)(c)
Countrywide Home Loans, 2005-18 A7	19.059%	10/25/35	44,941	58,471	(a)(c)
Countrywide Home Loans, 2005-HYB7 1A1	2.930%	11/20/35	1,078,063	923,893	(a)(c)
Countrywide Home Loans, 2005-HYB9 1A1	2.319%	2/20/36	308,172	258,473	(a)(c)
Countrywide Home Loans, 2005-R2 1AF2	0.510%	6/25/35	1,289,810	895,970	(a)(b)
Countrywide Home Loans, 2006-HYB4 3B	2.540%	6/20/36	1,558,183	1,299,228	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.389%	11/25/34	328,981	281,729	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-02 2A1	0.490%	3/25/35	145,348	139,786	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-07 2A1	0.790%	3/25/35	328,535	304,979	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.470%	5/25/35	190,282	164,368	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HY10 1A1	2.941%	2/20/36	346,176	293,757	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HYB6 1A1	2.388%	10/20/35	1,255,141	1,001,686	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.530%	3/25/35	693,752	624,260	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R2 2A3	8.000%	6/25/35	153,105	160,679	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.420%	3/25/36	696,131	615,803	(a)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	11

Schedule of investments (cont’d)

December 31, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 03A3	5.500%	11/25/35	733,726	$647,215	(c)
Credit Suisse Mortgage Capital Certificates, 2006-8 2A1	5.500%	10/25/21	1,062,277	1,027,548	(c)
Credit Suisse Mortgage Capital Certificates, 2009-05R 2A3	2.218%	7/26/49	4,000,000	3,171,108	(a)(b)(c)
Credit Suisse Mortgage Capital Certificates, 2009-15R 2A2	5.556%	10/26/36	4,748,792	3,517,497	(a)(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 2003-RP1 M1	1.720%	3/25/33	2,421,590	2,330,115	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2006-SL1 A3	0.595%	9/25/36	4,746,395	1,023,966	(a)(b)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2006-AR1 2A1	2.867%	2/25/36	388,547	313,816	(a)(c)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2007-1 2A1	0.270%	8/25/37	520,749	384,517	(a)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 2PO, PO	0.000%	4/15/36	89,292	81,724	(b)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 4AS1, IO	8.870%	4/15/36	508,716	139,252	(a)(b)
Deutsche Mortgage Securities Inc., 2006-PR1 4AS2, IO	15.367%	4/15/36	486,645	226,318	(a)(b)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS1, IO	10.715%	4/15/36	112,793	45,140	(a)(b)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS3, IO	7.272%	4/15/36	416,113	126,287	(a)(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.484%	3/19/45	1,979,873	1,268,311	(a)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.374%	3/19/45	511,093	456,378	(a)(c)
EMC Mortgage Loan Trust, 2002-AA A1	1.110%	5/25/39	148,120	142,344	(a)(b)
EMC Mortgage Loan Trust, 2006-A A1	0.620%	12/25/42	1,135,521	1,080,001	(a)(b)
Federal National Mortgage Association (FNMA), 2012-134, IO	5.981%	12/25/42	6,438,573	1,474,684	(a)(e)
First Horizon Alternative Mortgage Securities, 2005-AA6 3A1	2.200%	8/25/35	1,493,076	1,323,461	(a)(c)
First Horizon Alternative Mortgage Securities, 2006-FA6 2A1, PAC-11	6.250%	11/25/36	214,962	176,261	(c)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.540%	2/25/37	471,617	273,705	(a)(c)
First Horizon Mortgage Pass-Through Trust, 2005-AR4 2A1	2.564%	10/25/35	875,857	773,007	(a)(c)
First Republic Mortgage Loan Trust, 2000-FRB2 A1	0.661%	11/15/30	283,095	254,707	(a)(c)
Fremont Home Loan Trust, 2006-B 2A2	0.270%	8/25/36	838,268	360,764	(a)
Fremont Home Loan Trust, 2006-B 2A4	0.410%	8/25/36	1,012,962	446,267	(a)
Government National Mortgage Association (GNMA), 2013-010 AI, IO	3.500%	1/20/43	3,898,248	854,094	(e)
Green Tree Mortgage Loan Trust, 2005-HE1 M6	1.520%	12/25/32	1,220,347	1,066,840	(a)(b)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.380%	4/25/36	4,128,124	3,187,688	(a)(c)
GS Mortgage Securities Corp. II, 2000-1A A	0.866%	3/20/23	103,888	104,070	(a)(b)(c)
GSAA Home Equity Trust, 2005-11 2A2	0.490%	10/25/35	3,725,644	2,746,765	(a)(c)

See Notes to Financial Statements.

12	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
GSAA Home Equity Trust, 2005-R1 1A2, IO	4.845%	4/25/35	4,411,412	$467,610	(a)(b)
GSAMP Trust, 2004-SEA2 M2	1.420%	3/25/34	6,200,000	5,658,250	(a)
GSAMP Trust, 2007-FM1 A2C	0.340%	12/25/36	2,120,746	1,127,210	(a)(c)
GSAMP Trust, 2007-FM1 A2D	0.420%	12/25/36	3,502,310	1,898,536	(a)(c)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	729,174	773,100	(a)(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.328%	6/25/34	287,935	270,148	(a)(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.630%	2/25/35	202,551	190,336	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1A3	8.000%	1/25/35	174,407	185,965	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	116,717	127,103	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.520%	1/25/35	349,845	295,723	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	664,466	672,738	(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1A3	8.000%	1/25/36	120,377	126,072	(b)
GSR Mortgage Loan Trust, 2005-AR4 2A1	2.655%	7/25/35	495,112	445,443	(a)(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.767%	10/25/35	190,123	169,700	(a)(c)
GSR Mortgage Loan Trust, 2006-09F 5A2, IO	6.381%	10/25/36	927,336	160,365	(a)
GSR Mortgage Loan Trust, 2006-10F 4A2, IO	6.481%	1/25/37	1,788,252	421,978	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.570%	10/25/46	2,342,578	1,963,872	(a)(b)
HarborView Mortgage Loan Trust, 2005-9 B5	1.166%	6/20/35	2,997,587	2,360,381	(a)
HarborView Mortgage Loan Trust, 2006-02	2.695%	2/25/36	65,640	52,911	(a)(c)
Home Equity Mortgage Trust, 2006-1 A3	0.655%	5/25/36	3,500,000	344,572	(a)
Homestar Mortgage Acceptance Corp., 2004-3 M3	1.770%	7/25/34	683,956	554,985	(a)(c)
Homestar Mortgage Acceptance Corp., 2004-6 M7	2.120%	1/25/35	1,132,859	917,965	(a)(c)
HSI Asset Loan Obligation Trust, 2007-AR1 4A1	4.923%	1/25/37	376,503	320,075	(a)(c)
IMC Home Equity Loan Trust, 1998-1 A5	7.450%	6/20/29	1,315,355	1,339,829
Impac CMB Trust, 2004-8 1A	0.890%	10/25/34	621,002	546,507	(a)(c)
IMPAC Secured Assets Corp., 2007-1 A2	0.330%	3/25/37	769,307	613,162	(a)(c)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.675%	3/25/31	113,585	94,251	(a)
Indymac INDA Mortgage Loan Trust, 2005-AR2 1A1	2.608%	1/25/36	174,237	161,734	(a)(c)
Indymac INDB Mortgage Loan Trust, 2005-1 A1	0.470%	11/25/35	1,978,914	1,197,336	(a)
Indymac Index Mortgage Loan Trust, 2004-AR13 1A1	2.461%	1/25/35	141,602	132,497	(a)(c)
Indymac Index Mortgage Loan Trust, 2004-AR15 1A1	2.735%	2/25/35	210,655	181,634	(a)(c)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.533%	9/25/35	154,159	134,278	(a)(c)
Indymac Index Mortgage Loan Trust, 2006-AR07 5A1	2.631%	5/25/36	604,662	490,651	(a)(c)
Indymac Index Mortgage Loan Trust, 2006-AR09 3A3	4.344%	6/25/36	892,363	852,178	(a)(c)
Indymac Index Mortgage Loan Trust, 2006-AR11 1A1	2.794%	6/25/36	600,823	457,332	(a)(c)
Indymac Index Mortgage Loan Trust, 2006-AR25 4A3	2.588%	9/25/36	2,654,758	1,634,943	(a)(c)
Indymac Index Mortgage Loan Trust, 2007-AR05 2A1	2.662%	5/25/37	2,887,447	2,273,972	(a)(c)
Indymac Index Mortgage Loan Trust, 2007-AR07 2A1	2.057%	6/25/37	329,653	252,943	(a)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	13

Schedule of investments (cont’d)

December 31, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.351%	8/25/37	337,850	$286,055	(a)(c)
Irwin Home Equity, 2005-C 1M4	6.750%	4/25/30	608,152	583,366
Jefferies & Co., 2009-R2 5A	3.273%	1/26/36	1,543,006	1,432,734	(a)(b)(c)
Jefferies & Co., 2009-R6 6A2	2.605%	10/26/35	2,981,788	2,559,695	(a)(b)(c)
JPMorgan Alternative Loan Trust, 2006-A4 A7	3.751%	9/25/36	1,044,915	693,475	(a)(c)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,313,050	854,621	(a)(c)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	2.532%	3/25/37	817,302	642,123	(a)
JPMorgan Mortgage Trust, 2005-A6 3A3	2.649%	9/25/35	1,100,000	1,050,462	(a)(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,495,164	1,299,617	(c)
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	202,936	193,826	(c)
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	65,399	64,485	(c)
JPMorgan Reremic, 2014-6 3A2	0.379%	7/27/46	1,729,604	937,316	(a)(b)
Lehman ABS Corp. Home Equity Loan Trust, 2004-2 A	0.610%	6/25/34	140,715	133,291	(a)
Lehman Mortgage Trust, 2006-3 1A7, IO	5.231%	7/25/36	11,282,115	1,961,678	(a)
Lehman Mortgage Trust, 2006-3 2A1	0.530%	7/25/36	4,356,480	1,560,759	(a)
Lehman Mortgage Trust, 2006-3 2A2, IO	6.971%	7/25/36	4,923,389	1,589,836	(a)
Lehman Mortgage Trust, 2006-7 1A3, IO	5.181%	11/25/36	11,217,154	2,113,200	(a)
Lehman Mortgage Trust, 2006-7 3A2, IO	6.981%	11/25/36	8,149,792	2,831,050	(a)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.461%	2/25/37	13,296,658	3,695,886	(a)
Lehman XS Trust, 2005-9N 1A1	0.440%	2/25/36	1,637,124	1,376,848	(a)(c)
Lehman XS Trust, 2006-14N 3A2	0.290%	8/25/36	3,294,159	2,565,777	(a)(c)
Lehman XS Trust, 2006-19 A4	0.340%	12/25/36	1,326,308	909,541	(a)(c)
Lehman XS Trust, 2007-4N 1A2A	0.330%	3/25/47	4,520,746	3,477,358	(a)(c)
Lehman XS Trust, 2007-8H A1	0.300%	6/25/37	96,338	84,105	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	7.053%	10/25/34	234,075	220,024	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.380%	4/25/46	427,627	325,932	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-2 4A1	2.628%	2/25/36	118,620	116,910	(a)(c)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	3,360,000	2,103,699
MASTR Asset-Backed Securities Trust, 2006-HE4 A3	0.320%	11/25/36	3,783,111	1,826,089	(a)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	993,044	1,016,730	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	265,739	272,510	(b)
MASTR Reperforming Loan Trust, 2005-1 1A4	7.500%	8/25/34	112,053	115,126	(b)
MASTR Reperforming Loan Trust, 2005-2 1A3	7.500%	5/25/35	16,159	16,969	(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.765%	5/25/36	1,946,442	1,848,608	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2005-1 2A2	2.127%	4/25/35	151,433	147,590	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2005-A2 A5	2.472%	2/25/35	528,574	531,198	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1	3.094%	3/25/36	1,034,775	713,231	(a)(c)
Morgan Stanley Capital Inc., 2003-NC10 M2	2.870%	10/25/33	609,509	569,922	(a)

See Notes to Financial Statements.

14	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Morgan Stanley Mortgage Loan Trust, 2004-6AR 2A2	2.622%	8/25/34	566,498	$560,894	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2004-7AR B1	2.402%	9/25/34	607,916	301,488	(a)
Morgan Stanley Mortgage Loan Trust, 2005-5AR 4A1	5.198%	9/25/35	4,023,909	3,132,291	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2006-1AR 1AX, IO	3.496%	2/25/36	6,165,638	604,676	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.430%	3/25/36	1,930,509	1,487,607	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.240%	6/25/36	353,747	190,526	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2007-05AX 2A3	0.400%	2/25/37	1,627,684	979,660	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1	4.710%	11/25/37	1,659,997	1,265,298	(a)(c)
New Century Home Equity Loan Trust, 2004-3 M3	1.235%	11/25/34	1,121,062	971,449	(a)
Nomura Asset Acceptance Corp., 2004-R3 B2	6.766%	2/25/35	571,292	6	(b)
Nomura Resecuritization Trust, 2010-4RA 1A2	2.414%	8/26/34	2,900,000	2,422,625	(a)(b)(c)
Nomura Resecuritization Trust, 2014-5R 1A9	13.307%	6/26/35	1,884,830	1,913,103	(a)(b)(c)
Popular ABS Mortgage Pass-Through Trust, 2004-4 M2	5.626%	9/25/34	1,521,035	1,387,030
Popular ABS Mortgage Pass-Through Trust, 2006-D A3	0.430%	11/25/46	2,450,000	2,145,098	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	3,443,415	3,468,287	(b)(c)
Provident Bank Home Equity Loan Trust, 2000-2 A1	0.710%	8/25/31	1,637,509	1,421,587	(a)
RAAC, 2007-RP3 A	0.550%	10/25/46	2,157,035	1,921,635	(a)(b)
RAAC Series, 2006-RP3 A	0.440%	5/25/36	738,190	661,420	(a)(b)
RAAC Series, 2007-RP2 A	0.870%	2/25/46	1,186,525	1,086,233	(a)(b)
Renaissance Home Equity Loan Trust, 2004-3 M1	5.157%	11/25/34	1,068,399	993,412
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	640,000	474,896
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.410%	8/25/36	1,545,161	866,382	(a)
Renaissance Home Equity Loan Trust, 2007-1 AF3	5.612%	4/25/37	6,445,744	3,500,639
Renaissance Home Equity Loan Trust, 2007-2 AF1	5.893%	6/25/37	2,651,472	1,447,836
Renaissance Home Equity Loan Trust, 2007-2 AF2	5.675%	6/25/37	456,928	241,148
Renaissance Home Equity Loan Trust, 2007-2 AF5	6.203%	6/25/37	1,965,282	1,131,313
Renaissance Home Equity Loan Trust, 2007-2 AF6	5.879%	6/25/37	3,305,799	1,801,208
Renaissance Home Equity Loan Trust, 2007-3 AF3	7.238%	9/25/37	1,741,392	1,139,078
Residential Accredit Loans Inc., 2005-QA3 CB4	3.308%	3/25/35	3,023,980	2,048,838	(a)(c)
Residential Accredit Loans Inc., 2006-QA01 A11	3.238%	1/25/36	892,541	703,208	(a)(c)
Residential Accredit Loans Inc., 2006-QA01 A31	4.369%	1/25/36	2,172,552	1,678,271	(a)(c)
Residential Accredit Loans Inc., 2006-QA04 A	0.350%	5/25/36	576,787	468,606	(a)(c)
Residential Accredit Loans Inc., 2006-QA10 A2	0.350%	12/25/36	1,070,697	827,526	(a)(c)
Residential Accredit Loans Inc., 2006-QO1 3A1	0.440%	2/25/46	4,067,957	2,547,196	(a)(c)
Residential Accredit Loans Inc., 2006-QO2 A2	0.440%	2/25/46	5,247,588	2,602,827	(a)(c)
Residential Accredit Loans Inc., 2006-QS13 1A2, IO	6.991%	9/25/36	1,181,263	270,030	(a)
Residential Accredit Loans Inc., 2007-QA2 A1	0.300%	2/25/37	582,224	494,743	(a)(c)
Residential Accredit Loans Inc., 2007-QS1 2A1, IO	6.471%	1/25/37	5,509,508	1,118,122	(a)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	15

Schedule of investments (cont’d)

December 31, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Residential Asset Mortgage Products Inc., 2002-RS4 AII	0.810%	8/25/32	304,407	$283,879	(a)
Residential Asset Mortgage Products Inc., 2004-RZ4 M7	2.670%	12/25/34	275,812	238,279	(a)(c)
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	1,016,757	1,068,901
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	131,782	121,236
Residential Asset Mortgage Products Inc., 2005-SL2 A5	8.000%	10/25/31	342,341	347,522
Residential Asset Securities Corp., 2003-KS9 A2B	0.795%	11/25/33	1,109,005	941,590	(a)
Residential Asset Securitization Trust, 2005-A13 1A3	0.640%	10/25/35	264,193	201,931	(a)(c)
Residential Asset Securitization Trust, 2005-A7 A2, IO	7.081%	6/25/35	3,604,536	753,703	(a)
Residential Asset Securitization Trust, 2006-A1 1A6	0.670%	4/25/36	2,643,142	1,721,450	(a)(c)
Residential Asset Securitization Trust, 2006-A1 1A7, IO	5.331%	4/25/36	5,517,894	892,919	(a)
Residential Asset Securitization Trust, 2007-A1 A6, IO	6.887%	3/25/37	6,260,583	1,793,225	(a)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	473,876	412,463	(c)
Residential Funding Mortgage Securities I, 2005-SA3 1A	2.723%	8/25/35	4,387,339	3,538,213	(a)(c)
Residential Funding Mortgage Securities I, 2006-SA2 4A1	5.811%	8/25/36	562,845	508,893	(a)(c)
Residential Funding Mortgage Securities II, 2005-HI2 M7	5.810%	5/25/35	674,718	675,831	(c)
Residential Funding Mortgage Securities II Inc., 2004-HS1 AI6	3.640%	3/25/34	76,723	76,837	(a)(c)
Saxon Asset Securities Trust, 2007-3 2A1	0.390%	9/25/47	954,656	928,004	(a)
Structured ARM Loan Trust, 2004-07 A3	0.905%	6/25/34	215,387	202,688	(a)(c)
Structured ARM Loan Trust, 2004-16 1A2	2.462%	11/25/34	746,096	737,556	(a)(c)
Structured ARM Loan Trust, 2004-18 1A2	2.484%	12/25/34	777,233	751,527	(a)(c)
Structured ARM Loan Trust, 2005-04 1A1	2.439%	3/25/35	339,332	306,274	(a)(c)
Structured ARM Loan Trust, 2005-04 5A	4.424%	3/25/35	291,231	266,628	(a)(c)
Structured ARM Loan Trust, 2005-07 1A3	2.467%	4/25/35	177,677	171,164	(a)(c)
Structured ARM Loan Trust, 2005-12 3A1	2.404%	6/25/35	198,112	186,418	(a)(c)
Structured ARM Loan Trust, 2005-20 4A2	5.365%	10/25/35	1,314,951	115,621	(a)
Structured ARM Loan Trust, 2006-4 4A1	4.956%	5/25/36	477,558	363,014	(a)(c)
Structured ARM Loan Trust, 2006-8 3A5	4.333%	9/25/36	2,271,923	1,797,459	(a)(c)
Structured ARM Loan Trust, 2007-5 2A2	2.486%	6/25/37	1,117,754	657,673	(a)(c)
Structured ARM Loan Trust, 2007-7 1A1	0.470%	8/25/37	1,911,718	1,646,781	(a)(c)
Structured Asset Investment Loan Trust, 2004-8 M7	2.945%	9/25/34	104,650	87,641	(a)
Structured Asset Investment Loan Trust, 2004-8 M9	3.920%	9/25/34	318,981	87,879	(a)
Structured Asset Mortgage Investments Inc., 2006-AR5 4A1	0.390%	5/25/46	784,954	448,825	(a)(c)
Structured Asset Securities Corp., 1999-RF1 A	5.969%	10/15/28	853,678	810,861	(a)(b)
Structured Asset Securities Corp., 2004-20 5A1	6.250%	11/25/34	267,133	275,661	(c)
Structured Asset Securities Corp., 2005-4XS 3M3	5.079%	3/25/35	1,066,256	11
Structured Asset Securities Corp., 2005-5 2A2	5.500%	4/25/35	326,770	326,456	(c)
Structured Asset Securities Corp., 2005-RF1 A	0.520%	3/25/35	102,128	86,453	(a)(b)(c)
Structured Asset Securities Corp., 2006-RF3 1A1, PAC-11	6.000%	10/25/36	1,464,286	1,471,382	(b)

See Notes to Financial Statements.

16	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Residential Mortgage-Backed Securities — continued
Structured Asset Securities Corp., 2006-RF4 2A2	6.000%	10/25/36	2,388,337	$1,000,156	(b)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.411%	3/16/30	1,101,513	946,659	(a)(b)(c)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2	2.476%	10/20/35	82,831	77,784	(a)(c)
Wachovia Mortgage Loan Trust LLC, 2006-ALT1 A2	0.335%	1/25/37	798,396	592,337	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR10 A3	0.720%	7/25/44	117,443	109,950	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-09 5A4	34.690%	11/25/35	152,358	219,047	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-10 2A3	1.070%	11/25/35	280,316	206,722	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A6	2.369%	5/25/35	540,873	540,603	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.660%	10/25/45	510,523	430,669	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR18 2A1	2.502%	1/25/36	831,964	741,213	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR10 A1	0.270%	12/25/36	703,544	478,985	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR15 2A1B	2.163%	11/25/46	953,410	502,710	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR16 2A2	2.010%	12/25/36	468,579	407,783	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR18 1A1	1.822%	1/25/37	57,214	48,947	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 4A1	2.353%	3/25/37	193,816	184,513	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 1A1	2.329%	7/25/37	205,561	167,457	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 3A1	2.346%	7/25/37	346,285	311,451	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	1.913%	3/25/47	2,734,725	2,229,074	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.883%	4/25/47	1,332,367	1,084,211	(a)(c)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO	5.291%	3/25/37	7,692,956	1,251,732	(a)(f)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR2 2A2	2.613%	3/25/35	187,972	191,824	(a)(c)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 3A2	2.601%	4/25/36	64,022	62,140	(a)(c)
Total Residential Mortgage-Backed Securities (Cost — $267,832,561)				297,131,595

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	17

Schedule of investments (cont’d)

December 31, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†/ Units		Value
Asset-Backed Securities — 11.7%
Bombardier Capital Mortgage Securitization Corp. Trust, 1998-B A	6.530%	10/15/28	1,017,543		$1,065,684	(a)
Bombardier Capital Mortgage Securitization Corp. Trust, 1999-A A3	5.980%	1/15/18	568,192		591,273	(a)
Bombardier Capital Mortgage Securitization Corp. Trust, 1999-A A4	6.475%	11/15/25	3,042,561		3,220,230	(a)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.453%	10/25/36	500,000		543,854	(b)
Firstfed Corp. Manufactured Housing Contract, 1997-2 B	8.110%	5/15/24	530,000		571,666	(b)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	1,287,488		1,299,974	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.520%	6/19/29	625,000		543,750	(a)(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.655%	2/20/30	900,000		783,000	(a)(c)
Greenpoint Manufactured Housing, 2000-4 A3	2.155%	8/21/31	25,000		23,785	(a)(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.657%	2/20/32	650,000		600,684	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.653%	3/13/32	900,000		820,400	(a)
Magnus Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	1,100,000	EUR	1,344,366	(b)(d)
Oakwood Mortgage Investors Inc., 2001-E A2	5.050%	12/15/31	3,298,082		3,007,973
Origen Manufactured Housing, 2006-A A2	2.645%	10/15/37	2,462,720		2,225,412	(a)(c)
Origen Manufactured Housing, 2007-A A2	2.497%	4/15/37	2,589,917		2,313,388	(a)(c)
Park Place Securities Inc., 2004-WHQ2 M5	1.895%	2/25/35	3,070,364		2,350,815	(a)
SMB Private Education Loan Trust, 2014-A C	4.500%	9/15/45	2,880,000		2,304,000	(b)
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	6,875		3,002,869	(b)(d)(f)
Social Professional Loan Program LLC, 2014-A RC	0.000%	7/14/24	700		3,500,000	(b)(d)(f)
Total Asset-Backed Securities (Cost — $28,218,773)					30,113,123

			Face Amount†
Commercial Mortgage-Backed Securities — 20.6%
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.622%	4/10/49	3,000,000		2,981,141	(a)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.644%	12/15/19	1,500,000		1,500,586	(a)(b)(d)
BLCP Hotel Trust, 2014-CLMZ M	5.889%	8/15/29	1,500,000		1,491,995	(a)(b)
Carefree Portfolio Trust, 2014-CMZB MZB	7.883%	11/15/29	4,000,000		4,004,966	(a)(b)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	1,130,000		947,985	(a)
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.766%	5/15/46	830,000		857,139	(a)
COMM Mortgage Trust, 2006-C8 AJ	5.377%	12/10/46	1,550,000		1,580,958
COMM Mortgage Trust, 2013-CR12 E	5.085%	10/10/46	110,000		98,801	(a)(b)
COMM Mortgage Trust, 2013-CR13 E	4.756%	12/10/23	100,000		87,943	(a)(b)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	411,000		397,461

See Notes to Financial Statements.

18	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Mortgage-Backed Securities — continued
Credit Suisse Commercial Mortgage Trust, 2007-C2 AJ	5.607%	1/15/49	820,000		$830,406	(a)
Credit Suisse European Mortgage Capital Trust, 2014-1MGN B	7.165%	7/20/22	1,500,000	EUR	1,815,075	(a)(b)
Credit Suisse Mortgage Trust, 2014-TIKI F	3.993%	9/15/38	2,500,000		2,481,250	(a)(b)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	1,620,000		1,399,052	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.186%	4/25/20	1,872,071		86,264	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.654%	6/25/20	833,394		56,522	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.726%	9/25/41	10,200,000		1,230,742	(a)(c)
FREMF Mortgage Trust, 2014-KF04 B	3.420%	6/25/21	1,996,618		2,000,513	(a)(b)
FREMF Mortgage Trust, 2014-KF05 B	4.156%	9/25/22	2,156,763		2,162,280	(a)(b)
GE Business Loan Trust, 2005-1A D	2.881%	6/15/33	1,287,524		1,245,435	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	2,000,000		1,954,642	(a)
GS Mortgage Securities Corp., 2010-C1 X, IO	1.502%	8/10/43	14,794,815		950,981	(a)(b)(c)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	190,000		195,192
GS Mortgage Securities Trust, 2013-GC14 F	4.772%	8/10/46	160,000		137,727	(a)(b)
Hyatt Hotel Portfolio Trust, 2014-HYMZ M	6.386%	11/15/16	1,750,000		1,750,766	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	380,000		390,041
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.865%	4/15/45	940,000		937,864	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	2,290,000		1,952,798
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	420,000		367,127	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	660,000		659,935	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.386%	10/15/19	1,900,000		1,906,380	(a)(b)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.125%	7/15/40	1,305,000		1,345,833	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	412,000		401,652	(a)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,422,000		1,396,404	(a)
ML-CFC Commercial Mortgage Trust, 2007-9 AJA	6.217%	9/12/49	400,000		393,523	(a)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 G	4.083%	7/15/46	100,000		82,340	(a)(b)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.890%	5/10/63	3,130,000		2,064,333	(a)(b)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	5,510,000		1,934,563	(a)(b)(d)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	130,000		101,319	(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	19

Schedule of investments (cont’d)

December 31, 2014

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Mortgage-Backed Securities — continued
WF-RBS Commercial Mortgage Trust, 2011-C4 F	5.000%	6/15/44	3,870,000	$3,643,245	(a)(b)
WF-RBS Commercial Mortgage Trust, 2012-C9 E	4.803%	11/15/45	3,500,000	3,126,879	(a)(b)
Total Commercial Mortgage-Backed Securities (Cost — $52,463,879)				52,950,058
Corporate Bonds & Notes — 8.5%
Consumer Discretionary — 1.2%
Household Durables — 1.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	3,000,000	3,247,500	(e)
Consumer Staples — 0.2%
Food & Staples Retailing — 0.2%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	480,000	574,693	(b)(c)
Industrials — 1.5%
Airlines — 0.9%
Air 2 US, Notes	8.027%	10/1/19	120,304	128,726	(b)(c)
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	1,140,127	1,168,630	(b)(c)
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	905,981	937,691	(c)
Total Airlines				2,235,047
Trading Companies & Distributors — 0.6%
Noble Group Ltd., Senior Notes	6.750%	1/29/20	1,400,000	1,567,860	(e)(g)
Total Industrials				3,802,907
Materials — 4.6%
Construction Materials — 1.1%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,560,000	2,867,200	(b)(e)
Metals & Mining — 3.5%
Evraz Group SA, Notes	6.750%	4/27/18	2,800,000	2,348,500	(b)(e)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,000,000	2,695,038	(e)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,100,000	2,534,154	(e)
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	1,350,000	1,342,406	(e)(g)
Total Metals & Mining				8,920,098
Total Materials				11,787,298
Telecommunication Services — 1.0%
Wireless Telecommunication Services — 1.0%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,650,000	2,583,750	(e)(g)
Total Corporate Bonds & Notes (Cost — $23,103,393)				21,996,148
Total Investments before Short-Term Investments (Cost — $371,618,606)				402,190,924

See Notes to Financial Statements.

20	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.3%
Repurchase Agreements — 0.3%
State Street Bank & Trust Co. repurchase agreement dated 12/31/14; Proceeds at maturity — $743,000; (Fully collateralized by U.S. government agency obligations, 2.000% due 1/30/23; Market value — $760,850) (Cost — $743,000)	0.000%	1/2/15	743,000	$743,000
Total Investments — 156.4% (Cost — $372,361,606#)				402,933,924
Liabilities in Excess of Other Assets — (56.4)%				(145,312,734)
Total Net Assets — 100.0%				$257,621,190

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 6).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(f)	Illiquid security (unaudited).

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $354,182,071.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
EUR	— Euro
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	21

Statement of assets and liabilities

December 31, 2014

ASSETS:
Investments in securities, at value (Cost — $372,361,606)	$402,933,924
Cash	2,617,629
Interest receivable	1,651,205
Deposits with brokers for open reverse repurchase agreements (Note 3)	475,000
Receivable for securities sold	57,783
Unrealized appreciation on forward foreign currency contracts	45,179
Deposits with brokers for open futures contracts	35,006
Principal paydown receivable	32,518
Prepaid expenses	7,065
Total Assets	407,855,309

LIABILITIES:
Loan payable (Note 6)	116,700,000
Payable for open reverse repurchase agreements (Note 3)	17,677,423
Distributions payable	12,660,376
Payable for securities purchased	1,829,525
Investment management fee payable	342,998
Interest payable (Notes 3 and 6)	202,629
Directors’ fees payable	5,754
Payable to broker — variation margin on open futures contracts	4,625
Accrued expenses	810,789
Total Liabilities	150,234,119
Total Net Assets	$257,621,190

NET ASSETS:
Par value ($0.001 par value; 10,410,638 shares issued and outstanding; 100,000,000 shares authorized)	$10,411
Paid-in capital in excess of par value	197,137,843
Undistributed net investment income	6,234,660
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	23,634,836
Net unrealized appreciation on investments, futures contracts and foreign currencies	30,603,440
Total Net Assets	$257,621,190
Shares Outstanding	10,410,638
Net Asset Value	$24.75

See Notes to Financial Statements.

22	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Statement of operations

For the Year Ended December 31, 2014

Investment Income:
Interest	$25,710,454

Expenses:
Investment management fee (Note 2)	3,962,421
Interest expense (Notes 3 and 6)	1,324,074
Excise tax (Note 1)	511,448
Audit and tax fees	208,840
Directors’ fees	46,746
Legal fees	36,000
Shareholder reports	30,077
Transfer agent fees	29,722
Fund accounting fees	26,496
Stock exchange listing fees	24,856
Commitment fees (Note 6)	10,443
Custody fees	5,998
Insurance	5,880
Miscellaneous expenses	11,035
Total Expenses	6,234,036
Net Investment Income	19,476,418

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	21,090,500
Futures contracts	(12,856)
Swap contracts	(604,544)
Foreign currency transactions	15,258
Net Realized Gain	20,488,358
Change in Net Unrealized Appreciation (Depreciation) From:
Investment transactions	1,764,150
Futures contracts	(27,661)
Swap contracts	452,099
Foreign currencies	44,747
Change in Net Unrealized Appreciation (Depreciation)	2,233,335
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	22,721,693
Increase in Net Assets From Operations	$42,198,111

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	23

Statements of changes in net assets

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$19,476,418	$15,012,336
Net realized gain	20,488,358	15,892,622
Change in net unrealized appreciation (depreciation)	2,233,335	6,495,802
Increase in Net Assets from Operations	42,198,111	37,400,760

Distributions to Shareholders From (Note 1):
Net investment income	(18,219,657)	(16,888,488)
Net realized gains	(13,908,612)	(21,618,730)
Decrease in Net Assets from Distributions to Shareholders	(32,128,269)	(38,507,218)

Fund Share Transactions:
Reinvestment of distributions (0 and 10,423 shares issued, respectively)	—	251,154
Increase in Net Assets from Fund Share Transactions	—	251,154
Increase (Decrease) in Net Assets	10,069,842	(855,304)

Net Assets:
Beginning of year	247,551,348	248,406,652
End of year*	$257,621,190	$247,551,348
*Includesundistributed net investment income of:	$6,234,660	$4,494,109

See Notes to Financial Statements.

24	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Statement of cash flows

For the Year Ended December 31, 2014

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$42,198,111
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(138,229,458)
Sales of portfolio securities	143,580,213
Net purchases, sales and maturities of short-term investments	(743,000)
Net amortization of premium (accretion of discount)	(2,998,027)
Increase in receivable for securities sold	(7,783)
Increase in interest receivable	(123,519)
Decrease in receivable from broker — variation margin on open futures contracts	750
Decrease in prepaid expenses	4,006
Decrease in principal paydown receivable	17,813
Increase in deposits with brokers for open futures contracts	(24,643)
Increase in deposits with brokers for open reverse repurchase agreements	(475,000)
Decrease in net premiums paid for OTC swap contracts	767,004
Decrease in payable for open OTC swap contracts	(644)
Increase in payable for securities purchased	1,829,525
Increase in investment management fee payable	14,205
Increase in Directors’ fees payable	5,754
Increase in interest payable	63,773
Increase in accrued expenses	169,659
Increase in payable to broker — variation margin on open futures contracts	4,625
Net realized gain on investments	(21,090,500)
Change in unrealized appreciation of investments, OTC swap contracts and forward foreign currency transactions	(2,261,428)
Net Cash Provided by Operating Activities*	22,701,436

Cash Flows from Financing Activities:
Distributions paid on common stock	(27,399,758)
Proceeds from reverse repurchase agreements	2,800,706
Net Cash Used in Financing Activities	(24,599,052)
Net Decrease in Cash	(1,897,616)
Cash at beginning of year	4,515,245
Cash at end of year	$2,617,629

*	Included in operating expenses is cash of $1,260,301 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2014[1]	2013[1]	2012	2011	2010[2]

Net asset value, beginning of year	$23.78	$23.88	$19.01	$21.98	$19.06 [3]

Income (loss) from operations:
Net investment income	1.87	1.44	1.68	2.21	1.77
Net realized and unrealized gain (loss)	2.19	2.16	6.07	(3.26)	2.27
Total income (loss) from operations	4.06	3.60	7.75	(1.05)	4.04

Less distributions from:
Net investment income	(1.75)	(1.62)	(1.80)	(1.92)	(1.12)
Net realized gains	(1.34)	(2.08)	(1.08)	—	—
Total distributions	(3.09)	(3.70)	(2.88)	(1.92)	(1.12)

Net asset value, end of year	$24.75	$23.78	$23.88	$19.01	$21.98

Market price, end of year	$23.84	$23.18	$24.21	$19.61	$21.60
Total return, based on NAV[4,5]	17.55%	15.65%	42.32%	(5.07)%	21.81%
Total return, based on Market Price[6]	16.76%	12.14%	40.09%	(0.35)%	14.08%

Net assets, end of year (000s)	$257,621	$247,551	$248,407	$197,289	$227,834

Ratios to average net assets:
Gross expenses	2.36%	2.33%	1.89%[7]	2.24%[7]	2.04%[7,8]
Net expenses[9]	2.36	2.33	1.89 [7]	2.24 [7]	2.04 [7,8]
Net investment income	7.39	5.83	7.53	10.29	10.27 [8]

Portfolio turnover rate	35%	32%	46%	13%	18%

Supplemental data:
Loans Outstanding, End of Year (000s)	$116,700	$116,700	$30,000	—	—
Asset Coverage for Loan Outstanding	321%	312%	927%	—	—
Weighted Average Loan (000s)	$116,700	$112,256	$32,720	—	—
Weighted Average Interest Rate on Loans	1.02%	1.04%	1.08%	—	—

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 24, 2010 (commencement of operations) to December 31, 2010.

[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of PPIP Limited Partnership in which the Fund invested.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

26	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	27

Notes to financial statements (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Residential mortgage-backed securities	—	$295,123,845	$2,007,750	$297,131,595
Asset-backed securities	—	30,113,123	—	30,113,123
Commercial mortgage-backed securities	—	47,450,576	5,499,482	52,950,058
Corporate bonds & notes	—	21,996,148	—	21,996,148
Total long-term investments	—	$394,683,692	$7,507,232	$402,190,924
Short-term investments	—	743,000	—	743,000
Total investments	—	$395,426,692	$7,507,232	$402,933,924
Other financial instruments:
Forward foreign currency contracts	—	$45,179	—	$45,179
Total	—	$395,471,871	$7,507,232	$402,979,103

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$13,625	—	—	$13,625

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Residential Mortgage-Backed Securities	Commercial Mortgage-Backed Securities	Total
Balance as of December 31, 2013	—	—	—
Accrued premiums/discounts	$6,161	$267	$6,428
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)[1]	(4,661)	(267)	(4,928)
Purchases	2,006,250	5,499,482	7,505,732
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of December 31, 2014	$2,007,750	$5,499,482	$7,507,232
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2014[1]	$(4,661)	$(267)	$(4,928)

The Funds policy is to recognize transfers between levels as of the end of the reporting period.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	29

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or

30	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	31

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

(h) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and/or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(i) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

32	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	33

Notes to financial statements (cont’d)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

34	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	35

Notes to financial statements (cont’d)

risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The Fund accretes market discounts and amortizes market premiums on debt securities using the effective yield method. Accretion of market discounts and amortization of market premiums requires the application of several assumptions including, but not limited to, prepayment assumptions and default rate assumptions, which are re-evaluated not less than semi-annually and require the use of a significant amount of judgment. Principal write-offs are generally treated as realized losses. The Fund’s accretion of discounts and amortization of premiums for U.S. federal and other tax purposes is likely to differ from the financial accounting treatment under GAAP of these items as described above. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

36	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $341,344 of federal excise taxes attributable to calendar year 2013 in March 2014. The Fund anticipates being subject to an excise tax for calendar year 2014 of approximately $512,000.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$511,448	—	$(511,448)
(b)	(27,658)	$27,658	—

(a)	Reclassifications are primarily due to a non-deductible excise tax accrued by the Fund.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swap contracts.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	37

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily managed assets. Managed Assets are net assets plus the proceeds of any outstanding borrowings used for leverage.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.70% of the Fund’s daily Managed Assets that the subadviser allocates to Western Asset Limited to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$138,229,458	—
Sales	142,569,624	$1,010,589

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$53,750,929
Gross unrealized depreciation	(4,999,076)
Net unrealized appreciation	$48,751,853

38	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$15,857,269	0.85%	$17,769,651

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.65% to 1.75% during the year ended December 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $134,824.

At December 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Barclays Capital Inc.	0.98%	10/21/14	1/21/15		$1,598,108
Barclays Capital Inc.	1.00%	12/19/14	1/21/15		2,430,000
Credit Suisse	0.65%	6/26/13	TBD	*	2,095,380
Credit Suisse	0.75%	6/26/13	TBD	*	1,990,450
Credit Suisse	0.65%	10/25/13	TBD	*	1,771,875
Credit Suisse	0.65%	6/23/14	TBD	*	2,050,650
Credit Suisse	0.85%	6/23/14	TBD	*	2,217,600
Deutsche Bank AG	0.75%	3/10/14	TBD	*	3,523,360
					$17,677,423

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On December 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $21,222,687. In addition, on December 31, 2014, cash collateral in the amount of $475,000 was pledged for open reverse repurchase agreements.

At December 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	10	3/15	$1,187,967	$1,189,297	$(1,330)
U.S. Treasury 10-Year Notes	14	3/15	1,762,861	1,775,156	(12,295)
Net unrealized depreciation on open futures contracts					$(13,625)

At December 31, 2014, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	1,376,759	EUR	1,100,000	Citibank, N.A.	2/13/15	$45,179

Abbreviations used in this table:
EUR —Euro
USD —United States Dollar

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	39

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$45,179

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$13,625

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(12,856)	—	—	$(12,856)
Swap contracts	—	—	$(604,544)	(604,544)
Forward foreign currency contracts[1]	—	$17,084	—	17,084
Total	$(12,856)	$17,084	$(604,544)	$(600,316)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Foreign Exchange	Total
Futures contracts	$(27,661)	—	—	$(27,661)
Swap contracts	—	—	$452,099	452,099
Forward foreign currency contracts[1]	—	$45,179	—	45,179
Total	$(27,661)	$45,179	$452,099	$469,617

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

40	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

During the year ended December 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$1,237,807
Forward foreign currency contracts (to sell)	313,741

Average Notional Balance
Credit default swap contracts (to buy protection)[1]	$29,252,192

[1]	At December 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$45,179	—	$45,179

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$4,625	$(4,625)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to December 31, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/31/2014	1/26/2015	$1.2161	*
1/23/2015	1/30/2015	$0.1600
2/20/2015	2/27/2015	$0.1600
3/20/2015	3/27/2015	$0.1800
4/17/2015	4/24/2015	$0.1800
5/22/2015	5/29/2015	$0.1800

*	Distribution comprised of $0.0528 from short-term capital gains and $1.1633 from long-term capital gains.

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	41

Notes to financial statements (cont’d)

6. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Company that allows the Fund to borrow up to an aggregate amount of $127,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.10% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the one-month LIBOR, plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Company. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended December 31, 2014 was $1,189,250. For the year ended December 31, 2014, the Fund incurred commitment fees in the amount of $10,443. At December 31, 2014, the Fund had $116,700,000 of borrowings outstanding per this credit agreement. For the year ended December 31, 2014, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $116,700,000 and the weighted average interest rate was 1.02%.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$19,663,613	$21,842,910
Net long-term capital gains	12,464,656	16,664,308
Total distributions paid	$32,128,269	$38,507,218

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$11,953,048
Undistributed long-term capital gains — net	3,332
Undistributed ordinary income — net	$11,956,380
Other book/tax temporary differences (a)	(266,419)
Unrealized appreciation (depreciation) (b)	48,782,975
Total accumulated earnings (losses) — net	$60,472,936

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to differences between the book and tax recognition of market discount and premiums on mortgage backed securities.

42	Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Mortgage Defined Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from February 24, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Mortgage Defined Opportunity Fund Inc. as of December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from February 24, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2015

Western Asset Mortgage Defined Opportunity Fund Inc. 2014 Annual Report	43

Board approval of management and

subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London” and, together with Western Asset, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

44	Western Asset Mortgage Defined Opportunity Fund Inc.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the particular investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

Western Asset Mortgage Defined Opportunity Fund Inc.	45

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all other leveraged U.S. mortgage closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of thirteen funds for the 1- year period ended June 30, 2014 and twelve funds for the 3-year period ended June 30, 2014. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information, comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked first among the funds in the Performance Universe for each of the 1- and 3-year periods ended June 30, 2014 (first being best in these performance rankings) and was better than the Performance Universe median for that period. The Manager noted, among other things, that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for the 1-year period ended June 30, 2014 by 15.18 percent and outperformed its benchmark for the 3-year period ended such date by 12.45 percent. In assessing Fund performance, the Board noted changes in the portfolio management team and portfolio management strategy during the 3-year period.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory

46	Western Asset Mortgage Defined Opportunity Fund Inc.

and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to Western Asset London under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and six other leveraged U.S. mortgage closed-end funds, as classified by Lipper. The seven funds in the Expense Group had average net common share assets ranging from $74.6 million to $487.3 million. Three of the Expense Group funds were larger than the Fund and three were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee was ranked fifth among the funds in the Expense Group (first being lowest and, therefore, best in these expense component rankings). The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked sixth among the funds in the Expense Group compared on the basis of common share assets only and fifth among the funds in the Expense Group on the basis of common share and leveraged assets. The Fund’s actual total expenses ranked seventh among the funds in the Expense Group compared on the basis of common share assets only and fifth among the funds in the Expense Group on the basis of common share and leveraged assets. Each of the Fund’s expense components was worse (i.e., higher) than the Expense Group median for that expense component. With respect to the Fund’s actual total expenses, the Manager noted, among other things, that they were close to the Expense Group averages whether compared on a common share assets only basis or on the basis of common share and leveraged assets. The Manager noted further that the Fund elected to pay an excise tax on undistributed earnings rather than make a special distribution, increasing its investment-related expenses relative to other Expense Group funds. The Board noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients

Western Asset Mortgage Defined Opportunity Fund Inc.	47

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

(collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fee for Western Asset London is paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by one percent during the period covered by the analysis but remained at a level that the Board did not consider such as to support a determination against continuation of the Management Agreement in light of judicial guidance and the nature, extent and overall quality of the investment advisory and

48	Western Asset Mortgage Defined Opportunity Fund Inc.

other services provided to the Fund. However, the Board determined that profitability to the Manager in providing services to the Fund merited monitoring at its current level.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Mortgage Defined Opportunity Fund Inc.	49

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Robert D. Agdern[1]
Year of birth	1950
Position(s) held with Fund[2]	Director and Member of Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University since 2002; Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

50	Western Asset Mortgage Defined Opportunity Fund Inc.

Independent Directors cont’d

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Professor of French and Italian (2009 to 2014) at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

Western Asset Mortgage Defined Opportunity Fund Inc.	51

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[2]	Director and Member of Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Adjunct Professor, Washington University in St. Louis and University of Iowa law schools and Consultant, corporate governance matters (since 2014); formerly CFO, Press Ganey Associates (health care informatics company) (2012-2014); Managing Director and CFO, Houlihan Lokey (international investment bank and advisory firm) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

52	Western Asset Mortgage Defined Opportunity Fund Inc.

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[2]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	147
Other board memberships held by Director during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[2]	Chief Compliance Officer
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[2]	Identity Theft Prevention Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Mortgage Defined Opportunity Fund Inc.	53

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[2]	Secretary and Chief Legal Officer
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[2]	Assistant Secretary
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[2]	Principal Financial Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

54	Western Asset Mortgage Defined Opportunity Fund Inc.

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[2]	Treasurer
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[2]	Senior Vice President
Term of office[2] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Effective January 1, 2015, Mr. Agdern became a Director.

[2]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2017, year 2015 and year 2016, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[3]	Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

Western Asset Mortgage Defined Opportunity Fund Inc.	55

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

56	Western Asset Mortgage Defined Opportunity Fund Inc.

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Mortgage Defined Opportunity Fund Inc.	57

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

58	Western Asset Mortgage Defined Opportunity Fund Inc.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the amendment or supplement is to be effective. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Mortgage Defined Opportunity Fund Inc.	59

Important tax information (unaudited)

The Fund made the following long-term capital gain distributions during the taxable year:

Record Date	Payable Date	Long-term Capital Gains Per Share
9/19/2014	9/26/2014	$0.034000
12/31/2014	1/26/2015	$1.163300

The following distributions represent Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record Date	Payable Date	Short-term Capital Gains Per Share
9/19/2014	9/26/2014	$0.085900
12/31/2014	1/26/2015	$0.052800

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Monthly
Payable date:	January 2014 through December 2014
Qualified Net Investment Income	90.00%

Please retain this information for your records.

60	Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset

Mortgage Defined Opportunity Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eight Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

DMO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX013171 2/15 SR15-2432

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $189,650 in December 31, 2013 and $83,300 in December 31, 2014.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in December 31, 2013 and $0 in December 31, 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,200 in December 31, 2013 and $137,390 in December 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Mortgage Defined Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Mortgage Defined Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Mortgage Defined Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2013 and December 31, 2014; Tax Fees were 100% and 100% for December 31, 2013 and December 31, 2014; and Other Fees were 100% and 100% for December 31, 2013 and December 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Mortgage Defined Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Mortgage Defined Opportunity Fund Inc. during the reporting period were $0 in 2014.

(h) Yes. Western Asset Mortgage Defined Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Mortgage Defined Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern (Effective January 1, 2015, Mr. Agdern became a member of the Audit Committee and the Board of Directors.)

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

Jeswald W. Salacuse (Effective June 30, 2014, Mr. Salacuse retired from the Audit Committee and the Board of Directors.)

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING – LMPFA & Western Asset Management Company (and affiliates)

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Greg E. Handler Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2013	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; research analyst/portfolio manager at Western Asset since 2002.

Anup Agarwal. Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2013	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset as an investment professional since August 2013; formerly, a portfolio manager and Head of Consumer Credit for Stark Investments, a global alternative investment firm from 2007-2013.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2014.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance -Based
S. Kenneth Leech‡	Other Registered Investment Companies	106	$203.7 billion	None	None
	Other Pooled Vehicles	233	$84.6 billion	9	$2.1 billion
	Other Accounts	667	$177.4 billion	54	$17.3 billion

Anup Agarwal‡	Other Registered Investment Companies	3	$1.3 billion	None	None
	Other Pooled Vehicles	12	$4.9 billion	3	$273 million
	Other Accounts	59	$5.4 billion	None	None

Greg E. Handler ‡	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	3	$600 million	1	$40 million
	Other Accounts	43	$3.0 billion	None	None

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2014.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Anup Agarwal	A
Greg E. Handler	E
Dollar Range ownership is as follows: A: none B: $1 - $10,000 C: 10,001 - $50,000 D: $50,001 - $100,000 E: $100,001 - $500,000 F: $500,001 - $1 million G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 25, 2015